                                 AMENDMENT NO. 6
                                       TO
                             PARTICIPATION AGREEMENT

     This Participation Agreement (the "Agreement"), dated August 31, 1999, by and among AIM VARIABLE INSURANCE FUNDS ("AVIF"), a Delaware trust, INVESCO AIM DISTRIBUTORS, INC. ("AIM"), a Delaware corporation, THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York life insurance company ("Life Company") and AMERICAN GENERAL EQUITY SERVICES CORPORATION ("Underwriter"), an affiliate of Life Company and the principal underwriter of the Contracts (collectively, the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's Survivor Advantage(SM) Variable Life Insurance Policy, Form Nos. 08921N and 08921NU.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

     1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

     2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


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

                                   SCHEDULE A

                                          SEPARATE ACCOUNTS UTILIZING
 FUNDS AVAILABLE UNDER THE POLICIES        SOME OR ALL OF THE FUNDS            CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
 ----------------------------------    --------------------------------   ----------------------------------------------------
AIM V.I. International Growth Fund -   The United States Life Insurance   -    Platinum Investor Flexible Premium  Variable
Series I shares                        Company in the City of New York         Life Insurance Policy
                                       Separate Account USL VL-R               Policy Form No. 97600N

AIM V.I. Core Equity Fund - Series I                                      -    Platinum Investor Survivor Last Survivor
shares                                                                         Flexible Premium Variable Life Insurance Policy
                                                                               Policy Form No. 99206N

                                                                          -    Platinum Investor PLUS Flexible Premium
                                                                               Variable Life Insurance Policy
                                                                               Policy Form No. 02600N

                                                                          -    Platinum Investor Survivor II Flexible
AIM V.I. International Growth Fund -                                           Premium Variable Life Insurance Policy
Series I shares                                                                Policy Form No. 01206N

                                                                          -    Platinum Investor VIP Flexible Premium
                                                                               Variable Life Insurance Policy
                                                                               Policy Form No. 05604N and 05604NU

                                                                          -    AIG Protection Advantage VUL Flexible
AIM V.I. Global Real Estate Fund -                                             Premium Variable Life Insurance Policy
Series I shares                                                                Policy Form Nos. 07921N and 07921NU
AIM V.I. International Growth Fund -
Series I shares                                                           -    AIG Income Advantage Select Flexible Premium
                                                                               Variable Life Insurance Policy
                                                                               Policy Form Nos. 08704N and 08704NU

                                                                          -    Survivor Advantage(SM) Joint and Last
                                                                               Survivor Flexible Premium Variable Life
                                                                               Insurance Policy
                                                                               Policy Form Nos. 08921N and 08921NU

AIM V.I. International Growth Fund -   The United States Life Insurance   -    Platinum Investor Immediate Variable Annuity
Series I shares                        Company in the City of New York         Contract Contract Form No.  03017N
                                       Separate Account USL VA-R

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

EFFECTIVE DATE: DECEMBER 1, 2008

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Peter A. Davidson           By: /s/ John M. Zerr
        -----------------------------       ------------------------------------
Name: Peter A. Davidson                 Name: John M. Zerr
Title: Assistant Secretary              Title: Senior Vice President


                                        INVESCO AIM DISTRIBUTORS, INC.


Attest: /s/ Peter A. Davidson           By: /s/ John S. Cooper
        -----------------------------       ------------------------------------
Name: Peter A. Davidson                 Name: John S. Cooper
Title: Assistant Secretary              Title: President


                                        THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK


Attest: /s/ Lauren W. Jones             By: /s/ Gary W. Parker
        -----------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: Gary W. Parker
Title: Assistant Secretary              Title: Evp And Chief Product Officer


[Corporate Seal]                        AMERICAN GENERAL EQUITY SERVICES
                                        CORPORATION


Attest: /s/ Lauren W. Jones             By: /s/ Mark R. Mcguire
        -----------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: Mark R. Mcguire
Title: Assistant Secretary              Title: Senior Vice President


[Corporate Seal]


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